                                                                    Exhibit 99.2
                                                                    ------------



                        STRATEGIC NETWORK DESIGNS, INC.

                     For the Year Ended December 31, 1997


                                                                 Page
                                                                 -----

Independent Auditors' Report                                       1

Balance Sheet                                                      2

Statement of Operations                                            3

Statement of Stockholders' Equity                                  4

Statement of Cash Flows                                            5

Notes to Financial Statements                                    6 - 9

                         Independent Auditors' Report


To the Stockholders and Board of Directors
Strategic Network Designs, Inc.

We have audited the accompanying balance sheet of Strategic Network Designs, Inc. as of December 31, 1997, and the related statements of operations, stockholders' equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Strategic Network Designs, Inc., as of December 31, 1997, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.


                                                 Amper, Politziner & Mattia P.A.
                                             AMPER, POLITZINER & MATTIA P.A.


January 21, 1998
Edison, New Jersey

                        STRATEGIC NETWORK DESIGNS, INC.
                                 Balance Sheet
                               December 31, 1997


                                    Assets

Current assets
 Cash                                                            $  280,772
 Accounts receivable                                                979,757
 Prepaid expenses and other current assets                           25,665
                                                                 ----------
                                                                  1,286,194

Property and equipment, net of accumulated depreciation             318,232

Other assets
 Security deposits                                                    2,460
                                                                 ----------

                                                                 $1,606,886
                                                                 ==========

                     Liabilities and Stockholders' Equity

Current liabilities
 Note payable                                                    $   85,100
 Current maturities of long-term debt                                38,601
 Accounts payable and accrued expenses                              172,053
 Deferred revenue                                                   264,003
 Pension payable                                                     51,060
                                                                 ----------
                                                                    610,817

Long-term debt, net of current maturities                            86,399

Stockholders' equity
 Common stock, 2,500 shares authorized, 86
  shares issued and outstanding, no par value                        18,792
 Paid in capital                                                     43,113
 Retained earnings                                                  850,396
 Treasury stock - at cost                                            (2,631)
                                                                 ----------
   Total stockholders' equity                                       909,670
                                                                 ----------

                                                                 $1,606,886
                                                                 ==========


                See accompanying notes to financial statements.

                        STRATEGIC NETWORK DESIGNS, INC.
                            Statement of Operations
                     For the Year Ended December 31, 1997


Net sales                                                        $5,655,934

Cost of sales                                                     2,367,626
                                                                 ----------

Gross profit                                                      3,288,308

Operating expenses                                                2,072,976
                                                                 ----------

Income before interest income and provision
 for income taxes                                                 1,215,332

Interest income                                                      16,860
                                                                 ----------

Earnings before provision for income taxes                        1,232,192

Provision for income taxes                                           34,000
                                                                 ----------

Net income                                                       $1,198,192
                                                                 ==========



                See accompanying notes to financial statements.

                        STRATEGIC NETWORK DESIGNS, INC.
                       Statement of Stockholders' Equity
                     For the Year Ended December 31, 1997



                                        Common   Paid in   Retained    Treasury
                                         Stock   Capital   Earnings      Stock       Total
                                         -----   -------   --------      -----       -----
Balance - beginning                     $18,792  $43,113  $  102,204    $(2,631)  $  161,478

Net income                                    -        -   1,198,192          -    1,198,192

Stockholders' distributions                   -        -    (450,000)         -     (450,000)
                                        -------  -------  ----------   --------   ----------

Balance - ending                        $18,792  $43,113  $  850,396    $(2,631)  $  909,670
                                        =======  =======  ==========   ========   ==========


                See accompanying notes to financial statements.

                        STRATEGIC NETWORK DESIGNS, INC.
                            Statement of Cash Flows
                     For the Year Ended December 31, 1997

Cash flows from operating activities
 Net income                                                                                   $1,198,192
                                                                                              ----------
 Adjustments to reconcile net income to net cash
  from operating activities
 Depreciation                                                                                    100,721
 Amortization                                                                                     51,061
 (Increase) decrease in
   Accounts receivable                                                                           (91,805)
   Prepaid expenses and other current assets                                                      (5,400)
 Increase (decrease) in
   Payroll taxes payable                                                                        (180,749)
   Accounts payable and accrued expenses                                                         (68,077)
   Deferred revenue                                                                               15,435
   Pension payable                                                                                 2,028
                                                                                              ----------
    Total adjustments                                                                           (176,786)
                                                                                              ----------
                                                                                               1,021,406
                                                                                              ----------

Cash flows from investing activities
 Payments for property and equipment                                                            (235,394)
 (Decrease) increase in stockholders' loans                                                     (144,667)
                                                                                              ----------
                                                                                                (380,061)
                                                                                              ----------

Cash flows from financing activities
 Principal payments of long-term debt                                                           (110,840)
 Principal payments of capital lease obligations                                                 (24,526)
 Stockholders' distributions                                                                    (450,000)
                                                                                              ----------
                                                                                                (585,366)
                                                                                              ----------

Net increase in cash                                                                              55,979

Cash - beginning                                                                                 224,793
                                                                                              ----------

Cash - ending                                                                                 $  280,772
                                                                                              ==========

Supplemental disclosure of cash paid
 Interest                                                                                     $   33,965
 Income taxes                                                                                      1,302

                See accompanying notes to financial statements.

                        STRATEGIC NETWORK DESIGNS, INC.
                         Notes to Financial Statements


Note 1 -  Summary of Significant Accounting Policies
          ------------------------------------------
          Operations
          ----------

          The Company is a consulting firm and systems integrator which specializes in remote and mobile computing for corporate customers located throughout the United States. Services offered include - technology consulting, application design, application development, integration and operational support services. The Company maintains its headquarters in Clark, New Jersey and has a remote office in Atlanta, Georgia. Credit is granted to substantially all customers.

          Sales Mix
          ---------

          The Company's mix of consulting services and hardware sales is 87% and 13%, respectively, for the year ended December 31, 1997. The gross profit related to consulting services and hardware sales is 64% and 17%, respectively, for the year ended December 31, 1997. This created a combined gross profit of 58% for the year ended December 31, 1997.

          Use of Estimates
          ----------------

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

          Property and Equipment
          ----------------------

          Property and equipment is stated at cost less accumulated depreciation. Depreciation is provided over the estimated useful lives of the assets as follows:

                                                            Estimated
                                              Method        Useful Life
                                              ------        -----------

               Office equipment          Declining balance    5 years
               Leasehold improvements Straight line 5 years Furniture and fixtures Declining balance 7 years

          Covenant Not to Compete
          -----------------------

          A covenant not to compete of $76,590 was recorded by the Company through a separation agreement with a shareholder signed on September 17, 1996. The covenant was amortized on a straight line basis over eighteen months. Amortization expense was $51,061 for the year ended December 31, 1997.

          Income Taxes
          ------------

          As of January 1, 1997, the Company has elected to be taxed as an S-Corporation for federal and state tax purposes. Under this election substantially all of the profits, losses, credits and deductions of the Company are passed through to the individual stockholders.

                        STRATEGIC NETWORK DESIGNS, INC.
                         Notes to Financial Statements

Note 2 -  Concentration of Cash Balance
          -----------------------------

          At December 31, 1997, a cash balance of $536,169 was maintained in a bank account insured by the Federal Deposit Insurance Corporation
          (FDIC). This balance exceeds the insured amount of $100,000.

Note 3 -  Property and Equipment
          ----------------------

               Office equipment            $ 431,772
               Leasehold improvements         17,800
               Furniture and fixtures        173,614
                                           ---------
                                             623,186
               Accumulated depreciation     (304,954)
                                           ---------

               Property and equipment      $ 318,232
                                           =========

          Depreciation expense was $100,721 for the year ended December 31, 1997.

Note 4 -  Note Payable
          ------------

          The Company has a line of credit of $500,000. Borrowings under the line of credit bear interest at prime plus 1% and will be repaid based on terms. The line of credit expires May 31, 1998 and is collateralized by substantially all assets of the Company, and is personally guaranteed by the stockholders. The note payable has requirements for maintaining various financial ratios, including a minimum debt service coverage of 1.25 times and a maximum leverage of
          3.0 to 1.

Note 5 -  Long-term Debt
          --------------

          Note payable to a bank through January 2001,
          payable at $3,931 per month plus interest at
          8.25%, collateralized by substantially all
          assets of the Company, and personally
          guaranteed by the stockholders.  The long-term
          debt agreement has requirements for maintaining
          various financial ratios, including a minimum
          debt service coverage of 1.25 times and a
          maximum leverage of 3.0 to 1.                              $125,000

          Less current maturities                                      38,601
                                                                     --------
          Long-term debt, net of current maturities                  $ 86,399
                                                                     ========

          The prime rate at December 31, 1997 was 8.5%.

          The approximate aggregate amount of all long-term debt maturities for the year ending December 31, is as follows:

               1998                                                  $ 38,600
               1999                                                    41,600
               2000                                                    41,300
               2001                                                     3,500

                        STRATEGIC NETWORK DESIGNS, INC.
                         Notes to Financial Statements

Note  6 -  Deferred Revenue
           ----------------

           The Company has a two year outsourcing contract with one of its customers that expires September 1998. This contract contains provisions for subsequent one year renewals. The customer is billed sixty days in advance for remote access users at a specified rate per user. The prebilled amount is charged to deferred revenue and is recognized each month based on the number of actual users.

Note  7 -  Stockholders' Loans Payable
           ---------------------------

           Loans payable to the stockholders were paid in 1997. Interest expense on these loans at 8% was $10,226 for the year ended December 31, 1997.

Note  8 -  Income Taxes
           ------------

           Deferred tax attributes resulting from differences between financial accounting amounts and tax bases of assets and liabilities at December 31, 1997 are immaterial.

           The provision for income taxes for the year ended December 31, 1997 consists of current tax expense.

Note  9 -  Operating Leases
           ----------------

           The Company leases office space under a forty-two month lease expiring December 2000. Monthly payments under the current lease are $10,475. The Company is required to pay property taxes, utilities, insurance and other costs related to the leased facilities. Rent expense was $112,038 for the year ended December 31, 1997.

           The following is a schedule by years of approximate future minimum rental payments required under the amended agreement as of December 31, 1997:



                    For the Year Ending
                    December 31,
                    -----------

                    1998                     $130,000
                    1999                      138,000
                    2000                      142,000

Note 10 -  Employee Benefit Plan
           ---------------------

           The Company maintains a 401(k) Savings Plan for employees. The terms of the plan define qualified employees as those over 18 years of age, with one full calendar quarter of service with the Company. Employee contributions are discretionary to a maximum of 15% of compensation. The Company will contribute a discretionary amount to the 401(k) Savings Plan. The expense for the year ended December 31, 1997 was $51,060.

Note 11 -  Noncash Investing and Financing Activities
           ------------------------------------------

           During the year ended December 31, 1997, the Company refinanced a loan payable of $210,000.

                        STRATEGIC NETWORK DESIGNS, INC.
                         Notes to Financial Statements

Note 12 -  Current Vulnerability Due to Certain Concentrations
           ---------------------------------------------------
           Major Customers
           ---------------

           The Company had one major customer that accounted for 65% of total sales during the year ended December 31, 1997 and 51% of accounts receivable as of December 31, 1997. Major customers are considered to be those who accounted for more than 10% of total sales.

           Major Supplier
           --------------

           For the year ended December 31, 1997, four suppliers accounted for 81% of materials purchased. Management believes that other suppliers could provide similar materials on comparable terms. A change in suppliers would not affect operating results adversely.